                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-CB3

                                  (C-BASS LOGO)

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

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Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

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FICO & DOCUMENTATION                                                                                           AVG
FICO SCORE                       FULL     ALT    LIMITED   STATED  STREAMLINED  NO DOC  ALL DOCS    WAC      PRIN BAL   CURRENT LTV
                                 ----     ---    -------   ------  -----------  ------  --------    ---      --------   -----------
(50 increment)
NOT AVAILABLE                    0.00%    0.00%    0.00%     0.00%    0.00%     0.293%     0.29%    7.43%     64,289.16    92.84%
451 TO 500                       1.10%    0.05%    0.00%     0.62%    0.00%     0.017%     1.78%    8.40%    165,513.23    76.94%
501 TO 550                       4.03%    0.03%    0.42%     2.25%    0.00%     0.282%     7.02%    8.03%    144,405.98    76.23%
551 TO 600                       8.80%    0.24%    1.63%     5.03%    0.03%     0.454%    16.18%    7.32%    166,796.92    80.21%
601 TO 650                      12.17%    0.18%    2.75%    11.01%    0.05%     0.965%    27.12%    6.93%    166,759.43    82.39%
651 TO 700                       8.29%    0.05%    3.41%    12.79%    0.04%     1.285%    25.87%    6.70%    186,556.85    82.50%
701 TO 750                       3.96%    0.09%    1.15%     9.51%    0.00%     0.664%    15.37%    6.41%    198,696.52    81.64%
751 TO 800                       2.16%    0.07%    0.08%     3.61%    0.00%     0.254%     6.18%    6.21%    209,663.18    77.72%
801 TO 850                       0.13%    0.00%    0.02%     0.04%    0.00%     0.000%     0.19%    6.45%    154,680.87    70.03%
TOTAL                           40.63%    0.71%    9.46%    44.86%    0.12%      4.21%   100.00%    6.91%    175,356.48    81.14%


LTV & FICO
CURRENT LTV               NA    451-500  501-550   551-600   601-650   651-700   701-750  751-800  801-850     TOTAL     CURRENT LTV
-----------               --    -------  -------   -------   -------   -------   -------  -------  -------     -----     -----------

(10 increment)
0.01 TO 10.00            0.00%    0.00%    0.00%     0.00%     0.00%     0.00%     0.01%    0.00%    0.00%      0.01%     49,847.16
10.01 TO 20.00           0.00%    0.00%    0.00%     0.01%     0.00%     0.00%     0.00%    0.00%    0.00%      0.01%     49,647.35
20.01 TO 30.00           0.00%    0.01%    0.01%     0.02%     0.01%     0.00%     0.06%    0.02%    0.00%      0.13%     79,746.86
30.01 TO 40.00           0.00%    0.07%    0.00%     0.04%     0.03%     0.14%     0.10%    0.24%    0.00%      0.62%    161,979.83
40.01 TO 50.00           0.00%    0.00%    0.08%     0.38%     0.38%     0.22%     0.01%    0.10%    0.08%      1.26%    142,015.04
50.01 TO 60.00           0.00%    0.08%    0.78%     0.44%     0.35%     0.44%     0.19%    0.17%    0.00%      2.46%    186,838.85
60.01 TO 70.00           0.00%    0.19%    1.29%     2.06%     2.29%     1.34%     0.54%    0.66%    0.00%      8.37%    198,560.04
70.01 TO 80.00           0.00%    0.97%    2.66%     5.35%    10.85%    13.67%    10.25%    3.79%    0.07%     47.60%    216,955.99
80.01 TO 90.00           0.09%    0.31%    1.46%     5.99%     8.27%     5.61%     2.16%    0.49%    0.00%     24.38%    176,403.30
90.01 TO 100.00          0.19%    0.12%    0.73%     1.89%     4.85%     4.24%     1.97%    0.69%    0.04%     14.71%    106,076.18
100.01 AND GREATER       0.02%    0.04%    0.01%     0.00%     0.07%     0.22%     0.09%    0.00%    0.00%      0.45%    116,413.47
TOTAL                    0.29%    1.78%    7.02%    16.18%    27.12%    25.87%    15.37%    6.18%    0.19%    100.00%    175,356.48


LTV & FICO
CURRENT LTV                WAC        GROSS MARGIN    LIMITED DOC     STATED DOC
-----------                ---        ------------    -----------     ----------
(10 increment)
0.01 TO 10.00             7.400             --            --               --
10.01 TO 20.00            9.990          8.490          0.00%          100.00%
20.01 TO 30.00            6.120          4.335          0.00%           30.14%
30.01 TO 40.00            6.524          6.891          0.00%           33.32%
40.01 TO 50.00            6.623          5.317          2.67%           32.99%
50.01 TO 60.00            6.821          5.432          0.00%           34.36%
60.01 TO 70.00            6.766          5.306          3.33%           46.16%
70.01 TO 80.00            6.540          5.765         10.61%           52.90%
80.01 TO 90.00            7.150          6.140          8.29%           38.04%
90.01 TO 100.00           7.849          5.912         13.64%           33.89%
100.01 AND GREATER        7.872             --         15.22%            9.29%
TOTAL                     6.914          5.826          9.46%           44.86%




PRIN BALANCE & FICO
PRIN BALANCE                NA     451-500  501-550   551-600   601-650   651-700   701-750  751-800  801-850     TOTAL  CURRENT LTV
------------                --     -------  -------   -------   -------   -------   -------  -------  -------     -----  -----------
(50,000 increments)
1 TO 50,000                0.04%    0.05%    0.23%     0.27%     0.65%     0.40%     0.19%    0.10%    0.00%      1.94%    87.63%
50,001 TO 100,000          0.21%    0.24%    1.14%     1.79%     2.89%     2.27%     1.21%    0.37%    0.06%     10.19%    84.84%
100,001 TO 150,000         0.00%    0.08%    1.10%     2.58%     3.96%     3.38%     1.66%    0.47%    0.00%     13.22%    82.51%
150,001 TO 200,000         0.04%    0.51%    1.45%     2.81%     4.32%     3.01%     1.91%    0.66%    0.05%     14.76%    79.57%
200,001 TO 250,000         0.00%    0.22%    0.54%     1.53%     3.31%     3.13%     2.03%    0.89%    0.00%     11.65%    80.33%
250,001 TO 300,000         0.00%    0.27%    0.64%     2.26%     3.18%     3.34%     1.64%    0.80%    0.00%     12.14%    82.19%
300,001 TO 350,000         0.00%    0.07%    0.22%     1.73%     2.54%     2.70%     1.41%    0.56%    0.08%      9.32%    81.11%
350,001 TO 400,000         0.00%    0.09%    0.28%     1.51%     1.88%     2.87%     1.53%    0.53%    0.00%      8.69%    79.22%
400,001 TO 450,000         0.00%    0.00%    0.40%     0.60%     2.17%     1.61%     0.83%    0.52%    0.00%      6.14%    82.79%
450,001 TO 500,000         0.00%    0.00%    0.12%     0.69%     0.57%     0.78%     1.38%    0.34%    0.00%      3.88%    79.90%
500,001 TO 550,000         0.00%    0.25%    0.38%     0.26%     0.64%     0.38%     0.62%    0.25%    0.00%      2.76%    79.21%
550,001 TO 600,000         0.00%    0.00%    0.28%     0.14%     0.67%     0.96%     0.27%    0.00%    0.00%      2.33%    80.30%
600,001 TO 650,000         0.00%    0.00%    0.00%     0.00%     0.16%     0.30%     0.15%    0.15%    0.00%      0.75%    72.42%
650,001 TO 700,000         0.00%    0.00%    0.00%     0.00%     0.00%     0.17%     0.16%    0.00%    0.00%      0.33%    73.08%
700,001 TO 750,000         0.00%    0.00%    0.00%     0.00%     0.17%     0.18%     0.17%    0.18%    0.00%      0.70%    74.82%
750,001 TO 800,000         0.00%    0.00%    0.00%     0.00%     0.00%     0.00%     0.19%    0.38%    0.00%      0.56%    76.29%
800,001 TO 850,000         0.00%    0.00%    0.00%     0.00%     0.00%     0.39%     0.00%    0.00%    0.00%      0.39%    61.53%
850,001 TO 900,000         0.00%    0.00%    0.00%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%      0.00%     0.00%
900,001 TO 950,000         0.00%    0.00%    0.24%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%      0.24%    57.75%
950,001 TO 1,000,000       0.00%    0.00%    0.00%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%      0.00%     0.00%
1,000,001 >=               0.00%    0.00%    0.00%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%      0.00%     0.00%
TOTAL:                     0.29%    1.78%    7.02%    16.18%    27.12%    25.87%    15.37%    6.18%    0.19%    100.00%    81.14%


PRIN BALANCE & FICO
PRIN BALANCE                WAC       GROSS MARGIN    LIMITED DOC     STATED DOC
------------                ---       ------------    -----------     ----------
(50,000 increments)
1 TO 50,000                9.663          6.539          3.66%           37.32%
50,001 TO 100,000          8.212          6.165          5.63%           30.40%
100,001 TO 150,000         7.248          6.007          9.44%           29.07%
150,001 TO 200,000         6.909          5.912         11.99%           37.91%
200,001 TO 250,000         6.536          5.645         11.35%           43.40%
250,001 TO 300,000         6.678          5.796          9.17%           48.33%
300,001 TO 350,000         6.549          5.839         14.03%           55.63%
350,001 TO 400,000         6.445          5.834          5.13%           68.05%
400,001 TO 450,000         6.516          5.794         16.32%           55.26%
450,001 TO 500,000         6.332          5.615          8.92%           49.63%
500,001 TO 550,000         6.541          5.514          9.39%           58.71%
550,001 TO 600,000         6.666          5.846          0.00%           70.39%
600,001 TO 650,000         6.640          6.625          0.00%           40.28%
650,001 TO 700,000         5.533          4.403          0.00%          100.00%
700,001 TO 750,000         5.596          4.723          0.00%           25.31%
750,001 TO 800,000         6.568          6.632          0.00%           33.59%
800,001 TO 850,000         5.435          4.119          0.00%            0.00%
850,001 TO 900,000            --             --          0.00%            0.00%
900,001 TO 950,000         8.990          6.990          0.00%            0.00%
950,001 TO 1,000,000          --             --          0.00%            0.00%
1,000,001 >=                  --             --          0.00%            0.00%
TOTAL:                     6.914          5.826          9.46%           44.86%


PREPAYMENT PENALTY &
FICO
PREPAYMENT PENALTY TERM     NA     451-500  501-550   551-600   601-650   651-700   701-750  751-800  801-850    TOTAL   CURRENT LTV
-----------------------     --     -------  -------   -------   -------   -------   -------  -------  -------    -----   -----------
(whatever increments)
  0                        0.29%    0.31%    2.09%     3.10%     4.78%     4.07%     2.41%    1.26%    0.00%     18.32%    82.91%
 12                        0.00%    0.09%    0.30%     0.65%     1.80%     2.47%     0.45%    0.30%    0.00%      6.06%    80.27%
 24                        0.00%    0.99%    3.51%     7.11%    10.76%    10.43%     8.72%    2.83%    0.06%     44.41%    81.65%
 30                        0.00%    0.00%    0.00%     0.00%     0.07%     0.00%     0.00%    0.00%    0.00%      0.07%    69.58%
 36                        0.00%    0.39%    1.11%     4.17%     6.29%     6.08%     3.08%    1.23%    0.10%     22.45%    80.10%
 48                        0.00%    0.00%    0.00%     0.09%     0.09%     0.05%     0.00%    0.00%    0.00%      0.22%    80.37%
 60                        0.00%    0.00%    0.00%     1.06%     3.34%     2.77%     0.71%    0.56%    0.02%      8.45%    78.19%
105                        0.00%    0.00%    0.00%     0.00%     0.00%     0.00%     0.01%    0.00%    0.00%      0.01%    52.76%
TOTAL:                     0.29%    1.78%    7.02%    16.18%    27.12%    25.87%    15.37%    6.18%    0.19%    100.00%    81.14%


PREPAYMENT PENALTY &
FICO
PREPAYMENT PENALTY TERM     WAC    GROSS MARGIN   AVG PRIN BAL    LIMITED DOC  STATED DOC
-----------------------     ---    ------------   ------------    -----------  ----------
(whatever increments)
  0                        7.215       5.555       123,985.240       5.21%       34.32%
 12                        7.141       5.986       212,619.390      11.49%       60.24%
 24                        6.838       5.879       209,530.300      12.03%       55.65%
 30                        5.850       4.600       298,700.580       0.00%        0.00%
 36                        6.992       5.857       164,164.540       9.38%       33.09%
 48                        6.629          --       155,976.030       0.00%       18.53%
 60                        6.309       5.122       194,893.490       4.22%       32.44%
105                        5.500          --        40,622.020       0.00%        0.00%
TOTAL:                     6.914       5.826       175,356.480       9.46%       44.86%

MORTG RATES & FICO
MORTG RATES                NA     451-500  501-550   551-600   601-650   651-700   701-750  751-800  801-850    TOTAL   CURRENT LTV
-----------                --     -------  -------   -------   -------   -------   -------  -------  -------    -----   -----------
(50 bps increment)
3.001 TO 3.500            0.00%    0.00%    0.00%     0.00%     0.03%     0.09%     0.04%    0.00%    0.00%      0.16%    94.62%
3.501 TO 4.000            0.04%    0.00%    0.00%     0.00%     0.12%     0.16%     0.11%    0.00%    0.00%      0.44%    84.80%
4.001 TO 4.500            0.00%    0.00%    0.00%     0.00%     0.00%     0.03%     0.04%    0.00%    0.00%      0.08%    96.00%
4.501 TO 5.000            0.01%    0.00%    0.08%     0.05%     0.04%     0.69%     0.40%    0.45%    0.00%      1.72%    76.37%
5.001 TO 5.500            0.00%    0.00%    0.05%     0.46%     0.83%     1.80%     1.76%    1.01%    0.08%      5.99%    75.54%
5.501 TO 6.000            0.03%    0.06%    0.15%     1.06%     4.89%     5.48%     3.94%    2.12%    0.00%     17.72%    78.92%
6.001 TO 6.500            0.01%    0.00%    0.68%     2.45%     6.51%     5.20%     3.95%    0.91%    0.07%     19.78%    79.62%
6.501 TO 7.000            0.02%    0.12%    1.00%     4.16%     5.86%     5.96%     2.23%    0.97%    0.00%     20.34%    80.72%
7.001 TO 7.500            0.01%    0.15%    0.55%     2.38%     2.80%     2.39%     1.28%    0.27%    0.00%      9.82%    83.52%
7.501 TO 8.000            0.08%    0.25%    1.30%     2.24%     2.74%     1.33%     0.58%    0.16%    0.00%      8.66%    83.85%
8.001 TO 8.500            0.00%    0.55%    0.91%     1.02%     1.05%     0.82%     0.43%    0.00%    0.02%      4.80%    83.30%
8.501 TO 9.000            0.06%    0.31%    1.13%     1.37%     0.74%     0.38%     0.13%    0.08%    0.00%      4.19%    83.06%
9.001 TO 9.500            0.00%    0.20%    0.36%     0.30%     0.33%     0.17%     0.10%    0.00%    0.00%      1.46%    83.11%
9.501 TO 10.000           0.01%    0.03%    0.48%     0.24%     0.22%     0.52%     0.17%    0.09%    0.00%      1.76%    88.56%
10.001 TO 10.500          0.01%    0.06%    0.08%     0.07%     0.23%     0.42%     0.12%    0.02%    0.02%      1.02%    92.37%
10.501 TO 11.000          0.01%    0.00%    0.11%     0.09%     0.34%     0.25%     0.07%    0.00%    0.00%      0.87%    94.99%
11.001 TO 11.500          0.00%    0.06%    0.04%     0.13%     0.22%     0.04%     0.00%    0.05%    0.00%      0.55%    90.30%
11.501 TO 12.000          0.00%    0.00%    0.05%     0.11%     0.09%     0.03%     0.00%    0.02%    0.00%      0.30%    86.03%
12.001 TO 12.500          0.00%    0.00%    0.01%     0.06%     0.05%     0.01%     0.00%    0.01%    0.00%      0.14%    87.59%
12.501 TO 13.000          0.00%    0.00%    0.02%     0.01%     0.03%     0.04%     0.01%    0.00%    0.00%      0.11%    95.31%
13.001 TO 13.500          0.00%    0.00%    0.02%     0.00%     0.00%     0.04%     0.00%    0.02%    0.00%      0.09%    94.22%
13.501 TO 14.000          0.00%    0.00%    0.01%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%      0.01%    84.94%
14.001 TO 14.500          0.00%    0.00%    0.00%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%      0.00%    99.94%
TOTAL:                    0.29%    1.78%    7.02%    16.18%    27.12%    25.87%    15.37%    6.18%    0.19%    100.00%    81.14%



MORTG RATES & FICO
MORTG RATES                         WAC         GROSS MARGIN       AVG PRIN BAL         LIMITED DOC        STATED DOC
                                    ---         ------------       ------------         -----------        ----------
(50 bps increment)
3.001 TO 3.500                     3.500               --            93,830.10             0.00%              0.00%
3.501 TO 4.000                     3.999            2.446           140,477.49            14.87%              0.00%
4.001 TO 4.500                     4.500            2.000           158,870.00             0.00%              0.00%
4.501 TO 5.000                     4.860            3.296           199,262.32            22.73%              6.67%
5.001 TO 5.500                     5.350            4.706           255,135.13            20.86%             31.34%
5.501 TO 6.000                     5.852            5.281           243,441.03            13.86%             37.21%
6.001 TO 6.500                     6.315            5.604           226,843.46             8.84%             46.72%
6.501 TO 7.000                     6.800            5.978           213,894.90             5.95%             55.27%
7.001 TO 7.500                     7.303            6.235           179,109.62            10.49%             57.95%
7.501 TO 8.000                     7.806            6.601           141,292.78             5.00%             40.60%
8.001 TO 8.500                     8.291            6.700           152,898.75             3.47%             40.73%
8.501 TO 9.000                     8.810            7.082           126,635.38             2.84%             39.48%
9.001 TO 9.500                     9.366            7.169            87,239.97             6.37%             33.14%
9.501 TO 10.000                    9.889            7.211            63,242.76             7.97%             43.15%
10.001 TO 10.500                  10.363            6.402            61,849.19            10.94%             65.51%
10.501 TO 11.000                  10.858            7.089            60,643.79            14.54%             57.55%
11.001 TO 11.500                  11.312            6.939            63,455.65            21.38%             52.76%
11.501 TO 12.000                  11.894            6.931            52,690.54             0.00%             43.36%
12.001 TO 12.500                  12.366               --            44,212.30             0.00%             20.12%
12.501 TO 13.000                  12.821               --            45,550.97             0.00%             45.49%
13.001 TO 13.500                  13.392               --            74,161.97             0.00%             72.25%
13.501 TO 14.000                  14.000               --            23,648.22             0.00%              0.00%
14.001 TO 14.500                  14.375               --            13,960.48             0.00%            100.00%
TOTAL:                             6.914            5.826           175,356.48             9.46%             44.86%


MORTG RATES & LTV
MORTG RATES                  LTV 0-10  LTV 11-20   21-30     31-40     41-50     51-60     61-70      71-80      81-90      91-100
-----------                  --------  ---------   -----     -----     -----     -----     -----      -----      -----      ------
(50 bps increment)
3.001 TO 3.500                 0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.02%      0.14%
3.501 TO 4.000                 0.00%     0.00%     0.00%     0.00%     0.00%     0.02%     0.09%      0.07%      0.00%      0.26%
4.001 TO 4.500                 0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.00%      0.08%
4.501 TO 5.000                 0.00%     0.00%     0.02%     0.00%     0.03%     0.23%     0.27%      0.73%      0.08%      0.32%
5.001 TO 5.500                 0.00%     0.00%     0.02%     0.27%     0.16%     0.07%     1.07%      3.53%      0.43%      0.45%
5.501 TO 6.000                 0.00%     0.00%     0.06%     0.13%     0.22%     0.47%     1.34%     11.53%      2.78%      1.20%
6.001 TO 6.500                 0.00%     0.00%     0.00%     0.03%     0.28%     0.53%     1.54%     11.99%      3.94%      1.47%
6.501 TO 7.000                 0.00%     0.00%     0.02%     0.06%     0.29%     0.42%     1.65%      9.85%      6.25%      1.61%
7.001 TO 7.500                 0.01%     0.00%     0.01%     0.00%     0.08%     0.06%     0.56%      3.77%      3.92%      1.39%
7.501 TO 8.000                 0.00%     0.00%     0.00%     0.06%     0.07%     0.21%     0.75%      2.48%      2.81%      2.26%
8.001 TO 8.500                 0.00%     0.00%     0.00%     0.00%     0.05%     0.07%     0.11%      1.96%      1.69%      0.91%
8.501 TO 9.000                 0.00%     0.00%     0.00%     0.01%     0.05%     0.30%     0.35%      1.02%      1.23%      1.15%
9.001 TO 9.500                 0.00%     0.00%     0.01%     0.00%     0.03%     0.04%     0.20%      0.28%      0.53%      0.37%
9.501 TO 10.000                0.00%     0.01%     0.00%     0.01%     0.00%     0.01%     0.21%      0.26%      0.24%      0.98%
10.001 TO 10.500               0.00%     0.00%     0.00%     0.04%     0.00%     0.00%     0.03%      0.07%      0.13%      0.74%
10.501 TO 11.000               0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.06%      0.02%      0.13%      0.66%
11.001 TO 11.500               0.00%     0.00%     0.00%     0.02%     0.00%     0.02%     0.04%      0.01%      0.07%      0.37%
11.501 TO 12.000               0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.09%      0.03%      0.02%      0.16%
12.001 TO 12.500               0.00%     0.00%     0.00%     0.00%     0.00%     0.01%     0.00%      0.00%      0.06%      0.06%
12.501 TO 13.000               0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.02%      0.08%
13.001 TO 13.500               0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.02%      0.04%
13.501 TO 14.000               0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.00%      0.00%
14.001 TO 14.500               0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%      0.00%      0.00%      0.00%
TOTAL:                         0.01%     0.01%     0.13%     0.62%     1.26%     2.46%     8.37%     47.60%     24.38%     14.71%




MORTG RATES & LTV
MORTG RATES                    101+           TOTAL      AVG FICO   GROSS MARGIN    AVG PRIN BAL      LIMITED DOC   STATED DOC
-----------                    ----           -----      --------   ------------    ------------      -----------   ----------
(50 bps increment)
3.001 TO 3.500                 0.00%          0.16%         682            --         93,830.10         0.00%          0.00%
3.501 TO 4.000                 0.00%          0.44%         671         2.446        140,477.49        14.87%          0.00%
4.001 TO 4.500                 0.00%          0.08%         695         2.000        158,870.00         0.00%          0.00%
4.501 TO 5.000                 0.05%          1.72%         701         3.296        199,262.32        22.73%          6.67%
5.001 TO 5.500                 0.00%          5.99%         694         4.706        255,135.13        20.86%         31.34%
5.501 TO 6.000                 0.00%         17.72%         676         5.281        243,441.03        13.86%         37.21%
6.001 TO 6.500                 0.00%         19.78%         657         5.605        226,843.46         8.84%         46.72%
6.501 TO 7.000                 0.19%         20.34%         642         5.978        213,894.90         5.95%         55.27%
7.001 TO 7.500                 0.02%          9.82%         633         6.235        179,109.62        10.49%         57.95%
7.501 TO 8.000                 0.04%          8.66%         611         6.602        141,292.78         5.00%         40.60%
8.001 TO 8.500                 0.00%          4.80%         600         6.700        152,898.75         3.47%         40.73%
8.501 TO 9.000                 0.07%          4.19%         579         7.083        126,635.38         2.84%         39.48%
9.001 TO 9.500                 0.00%          1.46%         583         7.169         87,239.97         6.37%         33.14%
9.501 TO 10.000                0.03%          1.76%         621         7.211         63,242.76         7.97%         43.15%
10.001 TO 10.500               0.01%          1.02%         646         6.403         61,849.19        10.94%         65.51%
10.501 TO 11.000               0.00%          0.87%         630         7.089         60,643.79        14.54%         57.55%
11.001 TO 11.500               0.00%          0.55%         604         6.939         63,455.65        21.38%         52.76%
11.501 TO 12.000               0.00%          0.30%         614         6.932         52,690.54         0.00%         43.36%
12.001 TO 12.500               0.00%          0.14%         603            --         44,212.30         0.00%         20.12%
12.501 TO 13.000               0.00%          0.11%         642            --         45,550.97         0.00%         45.49%
13.001 TO 13.500               0.02%          0.09%         651            --         74,161.97         0.00%         72.25%
13.501 TO 14.000               0.01%          0.01%         516            --         23,648.22         0.00%          0.00%
14.001 TO 14.500               0.00%          0.00%         661            --         13,960.48         0.00%        100.00%
TOTAL:                         0.45%        100.00%         646         5.826        175,356.48         9.46%         44.86%